SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

              September 8, 2015

Date of Report (Date of Earliest Event Reported)

          Rancon Realty Fund IV,
          a California limited partnership

(Exact name of registrant as specified in its charter)

              California

(State or Other Jurisdiction of Incorporation)

0-14207	33-0016355
(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708
(Address of principal executive offices) (Zip Code)

              (650) 343-9300

(Fund’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On or around September 8, 2015, Rancon Realty Fund IV, a California limited partnership (the “Partnership”), will mail to its limited partners a letter describing the Partnership’s results of operations for the quarter ended June 30, 2015. A copy of the letter to limited partners is furnished with this Form 8-K as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

Also on or around September 8, 2015, the Partnership will mail a letter to custodians and pension plan trustees holding outstanding limited partnership units (“Units”) of the Partnership, providing an estimate by the General Partners of the value of an outstanding Unit of the Partnership as of August 14, 2015. The letter to limited partners described in Item 2.02 above also includes such estimated Unit value.

As stated in the letter, no third-party appraisals were obtained in connection with the General Partners’ valuation of the Units, and the General Partners’ valuation and the methodology they employed to value the Units was not verified or reviewed by any third-party advisor, including the Partnership’s auditors. The actual amount for which the Partnership’s properties are eventually sold may be materially lower than the current estimates of their fair market values made by the General Partners. Furthermore, since the average value per Unit only represents the arithmetic mean of the amounts which the General Partners estimate will be distributed with respect to each Unit, the actual amount distributed with respect to each Unit will very likely vary from such value depending upon the date and price such Units were originally acquired from the Partnership (whether by such Limited Partner or, in the case of Units which were acquired in the secondary market, the original holder of such Unit at the time of initial issuance) and the accrued preferred return for such Unit. It should also be noted that ERISA plan fiduciaries and IRA custodians may use Unit valuations obtained from other sources, such as prices paid for the Partnership’s outstanding Units in secondary market trades, and that such estimated Unit valuations likely will be lower than that estimated by the General Partners as set forth in the attached letter.

____________________

Certain statements contained in this Report, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, in particular, statements about future performance and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Readers are referred to the risk factors disclosed under Item 1A of Part I in the Partnership’s December 31, 2014 Annual Report on Form 10-K and under the caption “Risk Factors” in the Partnership’s Proxy Consent Solicitation Statement dated April 21, 2014. Forward-looking statements are not intended to be a guaranty of the Partnership’s performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “possible,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that this Current Report is filed with the Securities and Exchange Commission. Neither the Partnership nor the General Partners make any representations or warranties (expressed or implied) about the accuracy of any such forward-looking statements. Actual results could differ materially from any forward-looking statements contained in this Current Report. This Current Report is neither an offer of nor a solicitation to purchase securities.

The information in this Report, including the attached letters, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Letter to limited partners of the Partnership, dated September 8, 2015.

99.2	Letter to custodians and pension plan trustees, dated September 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCON REALTY FUND IV,
a California limited partnership

By	Rancon Financial Corporation,
The General Partner

By	/s/ Daniel L. Stephenson
Daniel L. Stephenson
Chairman

And	/s/ Daniel L. Stephenson
Daniel L. Stephenson
General Partner

Date: September 8, 2015

INDEX TO EXHIBITS

Exhibit	Description

99.1	Letter to limited partners of the Partnership, dated September 8, 2015.

99.2	Letter to custodians and pension plan trustees, dated September 8, 2015.